UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event Reported): May 9, 2018

Lakeland Bancorp, Inc.

(Exact Name of Registrant as Specified in Charter)

NEW JERSEY	000-17820	22-2953275
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

250 Oak Ridge Road, Oak Ridge, New Jersey		07438
(Address of Principal Executive Offices)		(Zip Code)

(973) 697-2000

(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2). Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 3.03. Material Modification to Rights of Security Holders.

The information set forth in Item 5.03 of this Current Report on Form 8-K is incorporated by reference into this Item 3.03.

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On May 9, 2018, at the 2018 Annual Meeting of Shareholders (the “Annual Meeting”) of Lakeland Bancorp, Inc. (“Lakeland” or the “Company”) held on such date, the Company’s shareholders approved the Lakeland Bancorp, Inc. 2018 Omnibus Equity Incentive Plan (the “2018 Plan”). The Company’s Board of Directors adopted the 2018 Plan on March 22, 2018, subject to shareholder approval. The general purpose of the 2018 Plan is to provide a means whereby eligible employees, officers, non-employee directors and other individual service providers develop a sense of proprietorship and personal involvement in the development and financial success of the Company and to encourage them to devote their best efforts to the business of the Company, thereby advancing the interests of the Company and its shareholders. The Company, by means of the 2018 Plan, seeks to retain the services of such eligible persons and to provide incentives for such persons to exert maximum efforts for the success of the Company and its subsidiaries.

The 2018 Plan succeeds the Company’s 2009 Equity Compensation Program (the “2009 Plan”), which will expire on February 11, 2019, and enables the Company to continue to use equity and equity-based awards to incentivize officers, employees and directors to promote the success and growth of the Company. As a result of the shareholder approval of the 2018 Plan, no new awards will be granted under the 2009 Plan.

The 2018 Plan provides for the grant of options to purchase shares of the Company’s common stock (both incentive stock options (ISOs) and nonqualified stock options), restricted stock, restricted stock units (“RSUs”), stock appreciation rights (SARs), performance shares, performance units, incentive bonus awards, and other stock-based awards and cash-based awards. Persons eligible to receive awards under the 2018 Plan are those employees, officers, directors, consultants, advisors or other individual service providers of the Company or any of its subsidiaries who, in the opinion of the Compensation Committee, are in a position to contribute to the success and growth of the Company, or any person who is determined by the Committee to be a prospective employee, officer, director, consultant, advisor or other individual service provider of the Company or any subsidiary. As of April 26, 2018, the Company and its subsidiaries had a total of 674 employees, including 273 officers and 7 executive officers (who are not included in the number of officers), 12 non-employee directors, 0 consultants, 0 other advisors, and 0 other individual service providers. As of April 26, 2018, no person is eligible to participate as a result of a determination by the Committee that that person is a prospective employee, officer, director, consultant, advisor or other individual service provider of the Company or any subsidiary. As awards under the 2018 Plan are within the discretion of the Compensation Committee, the Company cannot determine how many individuals in each of the categories described above will receive awards.

The maximum aggregate number of shares of the Company’s common stock issuable under the 2018 Plan is 2,000,000. No one employee may receive ISOs that first become exercisable in any calendar year in an amount exceeding $100,000. In addition, the 2018 Plan limits the grant date fair value of awards that can be granted annually to any director to $150,000. In the event of certain corporate transactions affecting the Company’s outstanding common stock — such as a dividend, recapitalization, stock split, merger, consolidation, split-up, spin-off, or exchange of shares — the Compensation Committee will make adjustments as it deems appropriate to prevent dilution or enlargement of 2018 Plan benefits. This could include changes to the number and type of shares to be issued under the 2018 Plan and outstanding awards, the exercise price of outstanding awards, and 2018 Plan limits on the number of shares that can be the subject of awards to non-employee directors for a year.

The 2018 Plan is administered by the Compensation Committee of the Company’s Board of Directors. The Compensation Committee is authorized to grant awards under the 2018 Plan and to determine the terms and conditions of each award, prescribe, amend and rescind rules and regulations relating to the 2018 Plan, and amend the terms of awards in any manner not inconsistent with the 2018 Plan, including accelerating the vesting of any award (provided that no amendment may reduce or reprice the exercise price of outstanding options or SARs). The

Compensation Committee has the authority to make any determination or take any action that it deems necessary or desirable to administer the 2018 Plan, and also has the sole discretion to interpret the 2018 Plan and all award agreements. The Compensation Committee is permitted to delegate to officers and employees authority to grant options and other awards to employees (other than themselves), subject to applicable law and restrictions in the 2018 Plan.

No options or other awards may be granted under the 2018 Plan after March 22, 2028, but the 2018 Plan will continue thereafter while previously granted awards remain subject to the 2018 Plan.

Options granted under the 2018 Plan may be either ISOs or nonqualified stock options. The Compensation Committee will determine the exercise price of options granted under the 2018 Plan. The exercise price of stock options may not be less than the fair market value per share of the Company’s common stock on the date of grant. The maximum term for stock options is ten years. The Compensation Committee will establish the vesting schedule and other terms and conditions of options. The Compensation Committee has the authority to determine the extent to which a holder of a stock option may exercise the option following termination of service with the Company. Unless otherwise determined by the Compensation Committee, no stock option will provide for vesting or exercise earlier than one year after the date of grant. The Compensation Committee has authority, in its discretion, to permit a holder of a nonqualified stock option to exercise the option before it has otherwise become exercisable, in which case the shares of the Company’s common stock issued to the recipient will be restricted stock subject to vesting requirements analogous to those that applied to the option before exercise. Generally, the exercise price of an option is payable (a) in cash or by certified bank check, (b) through delivery of shares of the Company’s common stock having a fair market value equal to the purchase price, or (c) such other method as approved by the Compensation Committee and set forth in an award agreement. The Compensation Committee is also authorized to establish a cashless exercise program and to permit the exercise price to be satisfied by reducing from the shares otherwise issuable upon exercise a number of shares having a fair market value equal to the exercise price.

SARs may be granted independent of or in connection with an option. The Compensation Committee is authorized to determine the terms applicable to SARs. Unless otherwise determined by the Compensation Committee, no SAR will provide for vesting or exercise earlier than one year after the date of grant. The base price of an SAR will be determined by the Compensation Committee, but will not be less than 100% of the fair market value of a share of the Company’s common stock on the date of grant. The maximum term of any SAR granted under the 2018 Plan will be ten years from the date of grant. Generally, each SAR will entitle a participant upon exercise to an amount equal to the excess of (i) the fair market value on the exercise date of one share of the Company’s common stock over the base price, multiplied by (ii) the number of shares of the Company’s common stock as to which the SAR is exercised. Payment may be made in shares of the Company’s common stock, in cash, or partly in shares of the Company’s common stock and partly in cash, as determined by the Compensation Committee.

The Compensation Committee is authorized to award restricted common stock and/or restricted stock units under the 2018 Plan. Restricted stock awards consist of shares of stock that are transferred to a participant subject to restrictions that may result in forfeiture if specified conditions are not satisfied. RSUs confer the right to receive shares of the Company’s common stock, cash, or a combination of shares and cash, at a future date upon or following the attainment of such conditions as may be specified by the Compensation Committee. The Compensation Committee is authorized to determine the restrictions and conditions applicable to each award of restricted stock or RSUs, which may include performance-based conditions. Dividends with respect to restricted stock will either be paid to the holder of the shares as and when dividends are paid to shareholders or at the time that the restricted stock vests, as determined by the Compensation Committee. Dividend equivalent amounts with respect to RSUs will either be paid to the holder of the units as and when dividends are paid to shareholders or at the time that the RSUs vest, as determined by the Compensation Committee.

The Compensation Committee is authorized to award performance shares and/or performance units under the 2018 Plan. Performance shares and performance units are awards, denominated in either shares or U.S. dollars, which are earned during a specified performance period subject to the attainment of performance criteria, as established by the Compensation Committee. The Compensation Committee has the authority to determine the restrictions and conditions applicable to each award of performance shares and performance units.

The Compensation Committee is authorized to award incentive bonus awards payable in cash or shares of the Company’s common stock, on terms and conditions determined by the Compensation Committee.

The Compensation Committee may grant other stock-based and/or cash-based awards that are valued by reference to or denominated or payable in shares of the Company’s common stock, under such terms as it determines, including the grant or offer for sale of shares of the Company’s common stock that do not have vesting requirements.

In addition to the foregoing, the Compensation Committee will determine (1) whether an award includes dividends or dividend equivalents (other than stock options or SARs); (2) what happens if a participant terminates employment; and (3) whether shares of common stock issuable under an award are subject to additional restrictions. Awards generally are not transferable. However, the Compensation Committee is authorized to permit the holder of nonqualified stock options, as well as share-settled stock appreciation rights, restricted stock, performance shares or other share-settled stock based awards, to transfer the option, right or other award to immediate family members, to a trust for estate planning purposes, or by gift to charitable institutions.

Under the 2018 Plan, and consistent with the 2009 Plan, all awards that are outstanding as of a “Change in Control Event” (as defined by the 2018 Plan) will become fully exercisable and/or fully vested upon the occurrence of the Change in Control Event. The Compensation Committee may adjust performance award criteria in recognition of unusual or infrequently recurring events affecting the Company or its financial statements or changes in applicable laws, regulations, or accounting principles. Plan awards are subject to the Company’s clawback policy.

The Company’s Board of Directors may amend, suspend or terminate the 2018 Plan, but will seek shareholder approval of any amendment that would (a) increase the number of authorized shares under the 2018 Plan (except in connection with anti-dilution adjustments as provided pursuant to the terms of the 2018 Plan), (b) permit underwater stock options or SARs to be repriced, replaced or exchanged, or (c) otherwise be considered a material amendment requiring shareholder approval under NASDAQ rules.

The foregoing description of the 2018 Plan is qualified in its entirety by reference to the full text of the 2018 Plan, a copy of which is attached as Exhibit 10.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 5.03. Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

At the Company’s Annual Meeting held on May 9, 2018, Lakeland’s shareholders approved a proposal to amend the Company’s Restated Certificate of Incorporation, as amended (“Certificate of Incorporation”), to increase the number of authorized shares of Lakeland common stock from 70,000,000 shares to 100,000,000 shares and to increase the total number of authorized shares of Lakeland’s capital stock from 71,000,000 shares to 101,000,000 shares. On May 10, 2018, the Company filed with the New Jersey Department of Treasury a Certificate of Amendment to its Certificate of Incorporation (the “Certificate of Amendment”) to increase the number of authorized shares of Lakeland common stock to 100,000,000 shares and to increase the total number of authorized shares of Lakeland’s capital stock to 101,000,000 shares.

The foregoing description of the Certificate of Amendment is qualified in its entirety by reference to the full text of the Certificate of Amendment, a copy of which is attached as Exhibit 3.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 5.07. Submission of Matters to a Vote of Security Holders.

On May 9, 2018, the Company held its Annual Meeting, for which the Company’s Board of Directors solicited proxies. A total of 47,455,865 shares of the Company’s common stock were outstanding and entitled to vote on the March 22, 2018 record date, and a total of 41,399,496 shares of common stock were present in person or represented by proxies at the Annual Meeting. The proposals voted upon at the meeting, all of which were approved, and the final voting results are as follows:

Proposal 1. With respect to the election of three directors for the terms described in the proxy statement pertaining to the Annual Meeting, the votes were as follows:

DIRECTOR	FOR	AUTHORITY WITHHELD	BROKER NON-VOTES
Bruce D. Bohuny	33,743,259	566,835	7,089,402
Mary Ann Deacon	33,613,625	696,469	7,089,402
Brian Flynn	33,769,490	540,604	7,089,402

Proposal 2. With respect to the approval of the Company’s 2018 Omnibus Equity Incentive Plan, the votes were as follows:

FOR: 32,194,699	AGAINST: 1,892,162	ABSTAIN: 223,233

BROKER NON-VOTES: 7,089,402

Proposal 3. With respect to the approval of an amendment to the Company’s restated Certificate of Incorporation to increase the number of authorized shares of common stock from 70,000,000 to 100,000,000, the votes were as follows (there were no Broker Non-Votes):

FOR: 39,316,882	AGAINST: 1,853,920	ABSTAIN: 228,694

Proposal 4. With respect to the approval, on an advisory basis, of the executive compensation of the Company’s named executive officers as described in the proxy statement pertaining to the Annual Meeting, the votes were as follows:

FOR: 32,419,124	AGAINST: 1,577,381	ABSTAIN: 313,589

BROKER NON-VOTES: 7,089,402

Proposal 5. With respect to voting, on an advisory basis, on how often the Company will conduct an advisory vote on executive compensation, the votes were as follows:

EVERY 1 YEAR: 30,763,358	EVERY 2 YEARS: 613,656	EVERY 3 YEARS: 2,605,609

ABSTAIN: 327,471	BROKER NON-VOTES: 7,089,402

The Company will hold the advisory vote on executive compensation on an annual basis.

Proposal 6. With respect to ratification of the appointment of KPMG LLP as the Company’s independent registered public accounting firm for 2018, the votes were as follows (there were no Broker Non-Votes):

FOR: 40,929,309	AGAINST: 177,643	ABSTAIN: 292,544

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

The following Exhibits are filed with this Current Report on Form 8-K:

Exhibit Number	Description

3.1	Certificate of Amendment to the Restated Certificate of Incorporation of Lakeland Bancorp, Inc., filed with the New Jersey Department of Treasury on May 10, 2018.

10.1	Lakeland Bancorp, Inc. 2018 Omnibus Equity Incentive Plan.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Lakeland Bancorp, Inc.

Date: May 11, 2018	By:	/s/ Timothy J. Matteson
		Name:	Timothy J. Matteson
		Title:	Executive Vice President,
Chief Administrative Officer,
General Counsel and Corporate Secretary